SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 29, 2004

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated January 29, 2004.

Item 12.    Disclosure of Results of Operations and Financial Condition.

On January 29, 2004, Pharmacyclics, Inc., a Delaware corporation and the registrant herein, issued a press release regarding results for the second quarter ending December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant

has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 29, 2004

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 29, 2004
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated January 29, 2004.